UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23326

AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant's telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2020

Date of reporting period: February 29, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®

2020 SEMI-ANNUAL REPORT

February 29, 2020

SOUND POINT ENHANCED INCOME FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SOUND POINT ENHANCED INCOME FUND

All investing involves risk including the possible loss of principal. The Fund is a non-diversified, closed-end fund structured as an “interval fund” and designed primarily for long-term investors. The Fund’s use of fixed-income and variable-rate securities, such as loans and related instruments of varying levels of seniority, corporate debt and notes, high yield securities, CLOs, CLNs and derivatives entails interest rate, liquidity, market and credit risks. The Fund’s ability to borrow for investment purposes and otherwise use leverage can magnify these risks. There is no secondary market for the Fund’s shares, and the Fund expects that no secondary market will develop. Even though the Fund will make quarterly repurchase offers for its outstanding shares (currently expected to be for 8% per quarter), investors should consider shares of the Fund to be an illiquid investment. There is no guarantee that investors will be able to sell their shares at any given time or in the quantity desired. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	February 29, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

During this reporting period, news reports highlighted multiple disruptive headwinds in the global economy; among them the U.S. trade war with China and its toll on the global economy, Brexit, disruptions in the Middle East and protests in Hong Kong. And although the headlines seemed to be just starting during the period addressed in this report, it’s now undeniable that the global spread of the COVID-19 virus is having an overwhelming effect on the world’s markets and economies, the full impact of which is unknown at this time.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

President’s Message

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Interval Funds

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 29, 2020 (Unaudited)

The Y Class of the American Beacon Sound Point Enhanced Income Fund (the “Fund”) returned -1.36% for the six months ended February 29, 2020. The Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 1.26% for the same period. For further comparison, the Fund has returned 4.88%, annualized, since inception on July 2, 2018 compared to the Index return of 3.53% for the same period.

Total Returns for the Period ended February 29, 2020

	Ticker	6 Months*	1 Year	Since Inception 07/02/2018
Y Class (1,2,4)	SPEYX	(1.36)%	1.37%	4.88%
T Class with sales charge (1,2,4)	SPETX	(4.53)%	(1.89)%	2.85%
T Class without sales charge (1,2,4)	SPETX	(1.54)%	1.19%	4.76%

Credit Suisse Leveraged Loan Index (3)		1.26%	3.25%	3.53%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

2.

A portion of the fees charged to the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown. T Class shares have a maximum sales charge of 3.00%.

3.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y and T Class shares was 9.65% and 10.25%, respectively. (The ratios include expenses related to interest payments on borrowed funds). The expense ratios above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For most of 2019, strong performance among bank loans was largely isolated to the higher-quality subset of the Index. Given the Fund’s concentration in issuers with lower average credit quality, the bifurcation of performance was a primary driver of the Fund’s underperformance. This was coupled with a handful of idiosyncratic credit events and the Fund’s underweight exposure to the most actively traded “flow names” that rebounded in 2019 following their rapid sell off in the fourth quarter of 2018. During the first two months of 2020, while most major indices continued their strong performance, the Coronavirus (COVID-19) began to spark fears regarding global growth, causing the equity, high yield bond and leveraged loan markets to trade down.

The Fund entered 2020 with minimal exposure to issuers with direct exposure to COVID-19 volatility. De-risking of the Fund in 2019, and its traditional underweight exposure to heavily cyclical sectors such as Energy, contributed to the Fund’s outperformance in the early months of 2020.

The Fund did not utilize leverage from its line of credit during the period; however, as its assets increase, the investment strategy is expected to broaden out to include collateralized loan obligation (“CLO”) equity, event-driven opportunities and leverage.

The Fund’s investment strategy is based on bottom-up security selection and seeks to invest in stable issuers with consistent cash flows, strong asset coverage and steady loan-to-value profiles. This analysis is complemented with a top-down review of the financial markets, issuance trends, CLO market activity, and relative valuation comparisons. The combination of these approaches seeks to build a portfolio with an attractive risk-adjusted return profile.

American Beacon Sound Point Enhanced Income FundSM

Performance Overview

February 29, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
Aldevron LLC, 6.195%, Due 10/12/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.250%)		2.6
Amentum Government Services Holdings LLC, Due 2/1/2027, Term Loan B		2.6
Ascend Performance Materials Operations LLC, 7.195%, Due 8/27/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.250%)		2.6
McAfee LLC, 5.353%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 3.750%)		2.6
Navicure, Inc., 5.603%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)		2.6
TopGolf International, Inc., 7.159%, Due 2/8/2026, Term Loan B, (1-mo. LIBOR + 5.500%)		2.6
Hearthside Food Solutions LLC, 5.603%, Due 5/23/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)		2.5
VFH Parent LLC, 4.671%, Due 3/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 3.000%)		2.5
WeddingWire, Inc., 6.103%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)		2.5
Electronics for Imaging, Inc., 6.945%, Due 7/23/2026, Term Loan, (3-mo. LIBOR + 5.000%)		2.4

Total Fund Holdings	166

Sector Weightings (% Investments)
Consumer, Non-Cyclical		30.7
Technology		21.7
Communications		17.5
Consumer, Cyclical		12.2
Financial		6.1
Industrial		5.4
Basic Materials		4.6
Energy		1.0
Diversified		0.8

American Beacon Sound Point Enhanced Income FundSM

Expense Examples

February 29, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2019 through February 29, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Sound Point Enhanced Income Fund

	Beginning Account Value 9/1/2019	Ending Account Value 2/29/2020	Expenses Paid During Period 9/1/2019–2/29/2020*
Y Class
Actual	$1,000.00	$986.40	$6.87
Hypothetical**	$1,000.00	$1,017.95	$6.97
T Class***
Actual	$1,000.00	$995.60	$3.79
Hypothetical**	$1,000.00	$1,013.73	$11.22

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.39% and 2.25% for the Y and T Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (182) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.
***

The T Class commenced operations on December 30, 2019. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (62), then divided by the number of days in the year (366) to reflect the period. The Ending Account Value is derived from the fund’s share class actual return since inception. The Hypothetical 5% Annual Return information reflects the (182) day period for the six months ended February 29, 2020 to allow for comparability.

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONSA - 82.68%

Basic Materials - 3.99%

Chemicals - 3.99%
Ascend Performance Materials Operations LLC, 7.195%, Due 8/27/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.250%)	$249,375	$248,440
ASP Unifrax Holdings, Inc.,
5.695%, Due 12/12/2025, Term Loan B, (3-mo. LIBOR + 3.750%)	48,004	43,684
10.387%, Due 12/14/2026, 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	12,000	10,780
Polymer Additives, Inc.,
7.762%, Due 7/31/2025, 2018 1st Lien Term Loan, (2-mo. LIBOR + 6.000%)B	85	61
7.777%, Due 7/31/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 6.000%)B	33,600	24,192
Starfruit Finco B.V., 4.671%, Due 10/1/2025, 2018 USD Term Loan B, (1-mo. LIBOR + 3.000%)	55,932	53,974

Total Chemicals		381,131

Total Basic Materials		381,131

Communications - 14.58%

Internet - 5.05%
Ancestry.com Operations, Inc., 5.860%, Due 8/27/2026, 2019 Extended Term Loan B, (1-mo. LIBOR + 4.250%)	105,485	94,409
Buzz Merger Sub Ltd., 4.353%, Due 1/29/2027, Term Loan B, (1-mo. LIBOR + 2.750%)	100,000	98,000
EIG Investors Corp.,
5.363%, Due 2/9/2023, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	72	71
5.388%, Due 2/9/2023, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	12,411	12,178
Match Group, Inc., 3.457%, Due 2/15/2027, 2020 Term Loan B, (3-mo. LIBOR + 1.750%)	16,000	15,880
Web.com Group, Inc., 5.389%, Due 10/10/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	19,000	18,446
WeddingWire, Inc., 6.103%, Due 12/19/2025, 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	247,500	242,550

Total Internet		481,534

Media - 2.59%
Cengage Learning, Inc., 5.853%, Due 6/7/2023, 2016 Term Loan B, (1-mo. LIBOR + 4.250%)	21,779	20,051
Global Eagle Entertainment, Inc., 9.378%, Due 1/6/2023, 1st Lien Term Loan, (3-mo. LIBOR + 7.500%)	99,467	87,033
McGraw-Hill Global Education Holdings LLC, 5.603%, Due 5/4/2022, 2016 Term Loan B, (1-mo. LIBOR + 4.000%)	76,536	71,848
Springer Nature Deutschland GmbH, 5.103%, Due 8/14/2024, USD Term Loan B16, (1-mo. LIBOR + 3.500%)	9,962	9,979
Univision Communications, Inc., 4.353%, Due 3/15/2024, Term Loan C5, (1-mo. LIBOR + 2.750%)	51,077	49,059
WideOpenWest Finance LLC, 4.889%, Due 8/18/2023, 2017 Term Loan B, (1-mo. LIBOR + 3.250%)	9,974	9,625

Total Media		247,595

Telecommunications - 6.94%
Global Tel*Link Corp., 5.853%, Due 11/29/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	134,080	127,471
Intelsat Jackson Holdings S.A.,
5.682%, Due 11/27/2023, 2017 Term Loan B3, (6-mo. LIBOR + 3.750%)	7,000	6,901
6.432%, Due 1/2/2024, 2017 Term Loan B4, (6-mo. LIBOR + 4.500%)	8,000	8,046
6.625%, Due 1/2/2024, 2017 Term Loan B5C	8,000	8,040
MLN US HoldCo LLC,
6.015%, Due 11/30/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 4.500%)	15,936	14,990
10.265%, Due 11/30/2026, 2018 2nd Lien Term Loan, (1-mo. LIBOR + 8.750%)	199,000	151,799
Securus Technologies Holdings, Inc., 9.853%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1-mo. LIBOR + 8.250%)	500,000	227,375
U.S. Telepacific Corp., 6.945%, Due 5/2/2023, 2017 Term Loan B, (3-mo. LIBOR + 5.000%)	15,000	14,156
West Corp., 5.603%, Due 10/10/2024, 2017 Term Loan, (1-mo. LIBOR + 4.000%)	6,929	5,491
Zayo Group Holdings, Inc., Due 2/19/2027, USD Term LoanD	100,000	97,536

Total Telecommunications		661,805

Total Communications		1,390,934

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Consumer, Cyclical - 9.00%

Airlines - 0.05%
LifeMiles Ltd., 7.103%, Due 8/18/2022, Term Loan B, (1-mo. LIBOR + 5.500%)	$5,067	$4,915

Auto Manufacturers - 0.11%
Entrans International LLC, 7.603%, Due 11/1/2024, 2018 Term Loan, (1-mo. LIBOR + 6.000%)	11,100	10,601

Auto Parts & Equipment - 1.86%
Innovative Xcessories & Services LLC, Due 11/29/2022, Term Loan BD	23,000	22,856
Panther BF Aggregator LP, 5.103%, Due 4/30/2026, USD Term Loan B, (1-mo. LIBOR + 3.500%)	153,615	149,583
Trico Group LLC, Due 2/2/2024, 2019 Incremental Term LoanD	4,936	4,849

Total Auto Parts & Equipment		177,288

Distribution/Wholesale - 0.34%
BCPE Empire Holdings, Inc.,
Due 6/11/2026, 2019 Delayed Draw Term LoanD E	604	598
5.603%, Due 6/11/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	17,357	17,184
Huskies Parent, Inc., 5.777%, Due 7/31/2026, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	15,000	14,887

Total Distribution/Wholesale		32,669

Entertainment - 1.92%
Allen Media LLC, 7.231%, Due 2/10/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.500%)	19,000	18,668
Cineworld Ltd., Due 2/5/2027, Incremental Term LoanD	100,000	92,850
Crown Finance US, Inc., 4.103%, Due 9/30/2026, 2019 Incremental Term Loan, (1-mo. LIBOR + 2.500%)	39,900	36,907
Deluxe Entertainment Services Group, Inc.,
6.945%, Due 3/25/2024, 2019 1st Lien Term Loan, PIK (in-kind rate 1.500%)	5,700	5,854
7.945%, Due 9/25/2024, 2019 2nd Lien Term Loan, PIK (in-kind rate 2.500%)	7,314	5,302
William Morris Endeavor Entertainment LLC,
4.360%, Due 5/18/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 2.750%)	4,237	4,094
4.370%, Due 5/18/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 2.750%)	3,763	3,636
World Triathlon Corp., 5.853%, Due 8/15/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)	15,960	15,641

Total Entertainment		182,952

Leisure Time - 3.37%
TopGolf International, Inc., 7.159%, Due 2/8/2026, Term Loan B, (1-mo. LIBOR + 5.500%)	248,125	246,574
United PF Holdings LLC,
Due 12/30/2026, 2019 1st Lien Delayed Draw Term LoanD E	8,263	8,211
5.603%, Due 12/30/2026, 2019 1st Lien Term Loan, (1-mo. LIBOR + 4.000%)	66,737	66,320

Total Leisure Time		321,105

Office Furnishings - 0.01%
VIP Cinema Holdings, Inc.,
Due 2/24/2021, 2020 DIP Exit Term LoanD	101	101
7.695%, Due 2/24/2021, 2020 DIP Exit Term Loan, (3-mo. LIBOR + 6.000%)	336	336
9.613%, Due 3/1/2023, USD Term Loan B, (3-mo. LIBOR + 8.000%)	2,838	496

Total Office Furnishings		933

Retail - 1.34%
NPC International, Inc.,
11.639%, Due 4/17/2020, Priority Term Loan, (1-mo. LIBOR + 10.000%)	3,975	3,935
5.277%, Due 4/19/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	29,847	14,369
SP PF Buyer LLC, 6.103%, Due 12/22/2025, Term Loan, (1-mo. LIBOR + 4.500%)	108,427	98,994
SRS Distribution, Inc., 6.103%, Due 5/23/2025, 2019 Incremental Term Loan B, (1-mo. LIBOR + 4.500%)	10,973	10,959

Total Retail		128,257

Total Consumer, Cyclical		858,720

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Consumer, Non-Cyclical - 24.99%

Biotechnology - 2.60%
Aldevron LLC, 6.195%, Due 10/12/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.250%)	$250,000	$248,125

Commercial Services - 8.28%
Allied Universal Holdco LLC, 5.853%, Due 7/10/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.250%)	156,000	154,179
Amentum Government Services Holdings LLC, Due 2/1/2027, Term Loan BD	250,000	249,062
APX Group, Inc., 6.704%, Due 12/31/2025, 2020 Term Loan, (2-mo. LIBOR + 5.000%)	1,975	1,938
Cambium Learning Group, Inc., 6.103%, Due 12/18/2025, Term Loan B, (1-mo. LIBOR + 4.500%)	42,558	41,760
Cast and Crew Payroll LLC, Due 2/9/2026, 2020 Incremental Term LoanD	17,000	16,724
Comet Bidco Ltd., 6.613%, Due 9/30/2024, 2018 USD Term Loan B, (3-mo. LIBOR + 5.000%)	15,885	15,150
Constellis Holdings LLC,
11.659%, Due 12/17/2020, 2019 Super Priority Term Loan, (1-mo. LIBOR + 10.000%)	1,648	1,533
6.777%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	7,896	1,336
8.250%, Due 4/21/2024, 2017 1st Lien Term Loan, (3-mo. PRIME + 4.000%)	20	3
Digital Room Holdings, Inc., 6.603%, Due 5/21/2026, Term Loan, (1-mo. LIBOR + 5.000%)	11,940	11,164
Employbridge LLC, 6.445%, Due 4/18/2025, Term Loan B, (3-mo. LIBOR + 4.500%)	4,688	4,547
Imagine! Print Solutions, Inc., 6.360%, Due 6/21/2022, 2017 Term Loan, (1-mo. LIBOR + 4.750%)	397,091	158,554
KUEHG Corp., 5.695%, Due 2/21/2025, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.750%)	17,954	17,640
MRO Holdings, Inc., 6.945%, Due 6/4/2026, 2019 Term Loan B, (3-mo. LIBOR + 5.000%)	13,930	13,826
PAE Holding Corp., Due 10/20/2022, 1st Lien Term LoanD	100,000	99,625
USS Ultimate Holdings, Inc.,
5.671%, Due 8/25/2024, 1st Lien Term Loan, (6-mo. LIBOR + 3.750%)	2,947	2,926
5.695%, Due 8/25/2024, 1st Lien Term Loan, (3-mo. LIBOR + 3.750%)	8	8

Total Commercial Services		789,975

Food - 2.66%
Hearthside Food Solutions LLC,
5.291%, Due 5/23/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.688%)	5,955	5,836
5.603%, Due 5/23/2025, 2018 Incremental Term Loan, (1-mo. LIBOR + 4.000%)	247,500	241,468
Snacking Investments Bidco Pty Ltd., 5.613%, Due 12/18/2026, Term Loan, (1-mo. LIBOR + 4.000%)	7,000	6,983

Total Food		254,287

Health Care - Services - 9.05%
21st Century Oncology Holdings, Inc., 7.915%, Due 1/16/2023, Exit Term Loan, (2-mo. LIBOR + 6.125%)	8,909	8,831
Air Methods Corp., 5.445%, Due 4/22/2024, 2017 Term Loan B, (3-mo. LIBOR + 3.500%)	1,983	1,632
Compassus Intermediate, Inc., 6.603%, Due 12/31/2026, Term Loan B, (1-mo. LIBOR + 5.000%)	150,000	148,125
Da Vinci Purchaser Corp., 5.872%, Due 1/8/2027, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	100,000	99,250
Envision Healthcare Corp., 5.353%, Due 10/10/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	168,472	135,115
EyeCare Partners LLC,
5.418%, Due 2/5/2027, 2020 Term Loan, (1-mo. LIBOR + 3.750%)	26,757	26,288
Due 2/18/2027, 2020 Delayed Draw Term LoanD E	6,243	6,134
Global Medical Response, Inc., 5.863%, Due 3/14/2025, 2017 Term Loan B2, (1-mo. LIBOR + 4.250%)	23,921	22,665
LGC Ltd., Due 1/22/2027, Term LoanD	14,000	13,883
MED ParentCo LP,
Due 8/31/2026, 1st Lien Delayed Draw Term LoanD E	2,136	2,098
5.853%, Due 8/31/2026, 1st Lien Term Loan, (1-mo. LIBOR + 4.250%)	13,830	13,580
Premise Health Holding Corp.,
Due 7/10/2025, 2018 1st Lien Delayed Draw Term LoanD E	882	856
5.445%, Due 7/10/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 3.500%)	10,979	10,649
RegionalCare Hospital Partners Holdings, Inc., 5.353%, Due 11/17/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	119,705	118,508
U.S. Renal Care, Inc., 6.625%, Due 6/26/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	57,855	57,204
WP CityMD Bidco LLC, 6.445%, Due 8/13/2026, 2019 Term Loan B, (3-mo. LIBOR + 4.500%)	200,000	198,500

Total Health Care – Services		863,318

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Consumer, Non-Cyclical - 24.99% (continued)

Household Products/Wares - 0.43%
Reynolds Consumer Products, Inc., 3.501%, Due 2/4/2027, Term Loan, (3-mo. LIBOR + 1.750%)	$42,000	$41,475

Pharmaceuticals - 1.97%
Alphabet Holding Co., Inc., 5.103%, Due 9/26/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.500%)	18,000	17,148
Alvogen Pharma US, Inc., 6.353%, Due 12/31/2023, 2020 Extended Term Loan, (1-mo. LIBOR + 4.750%)	13,455	12,748
Amneal Pharmaceuticals LLC, 5.125%, Due 5/4/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.500%)	100,000	88,167
HC Group Holdings, Inc., 6.103%, Due 8/6/2026, Term Loan B, (1-mo. LIBOR + 4.500%)	70,000	69,708

Total Pharmaceuticals		187,771

Total Consumer, Non-Cyclical		2,384,951

Diversified - 0.72%

Holding Companies - Diversified - 0.72%
First Eagle Holdings, Inc., Due 2/1/2027, 2020 Term Loan BD	66,000	64,928
Travelport Finance S.a.r.l., Due 5/29/2026, 2019 Term LoanD	4,000	3,720

Total Holding Companies - Diversified		68,648

Total Diversified		68,648

Energy - 0.82%

Energy - Alternate Sources - 0.36%
KAMC Holdings, Inc., 5.945%, Due 8/14/2026, 2019 Term Loan, (3-mo. LIBOR + 4.000%)	34,913	34,476

Oil & Gas Services - 0.40%
McDermott Technology Americas, Inc.,
Due 10/21/2020, 2020 DIP New Money Term LoanD E	9,115	9,221
10.647%, Due 10/21/2020, 2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.000%)	15,777	17,199
10.806%, Due 10/21/2020, 2020 DIP New Money Term Loan, (3-mo. LIBOR + 9.000%)	11,437	11,571

Total Oil & Gas Services		37,991

Pipelines - 0.06%
BCP Renaissance Parent LLC, 5.445%, Due 10/31/2024, 2017 Term Loan B, (2-mo. LIBOR + 3.500%)	7,000	6,125

Total Energy		78,592

Financial - 5.33%

Diversified Financial Services - 3.44%
Advisor Group, Inc., 6.603%, Due 8/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 5.000%)	8,000	7,820
Aretec Group, Inc., 5.853%, Due 10/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.250%)	10,830	10,641
Citadel Securities LP, Due 2/27/2026, 2020 Term Loan BD	13,000	12,870
GreenSky Holdings LLC, 4.875%, Due 3/31/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.250%)	4,975	4,838
Jane Street Group LLC,
4.603%, Due 1/31/2025, 2020 Term Loan, (1-mo. LIBOR + 3.000%)	125	125
4.613%, Due 1/31/2025, 2020 Term Loan, (3-mo. LIBOR + 3.000%)	49,875	49,719
VFH Parent LLC, 4.671%, Due 3/1/2026, 2019 Term Loan B, (1-mo. LIBOR + 3.000%)	243,671	242,072

Total Diversified Financial Services		328,085

Insurance - 1.89%
Acrisure LLC, 5.207%, Due 2/15/2027, 2020 Term Loan B, (3-mo. LIBOR + 3.500%)	63,000	61,950
AIS Holdco LLC, 6.777%, Due 8/15/2025, 2018 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	813	747
Confie Seguros Holding Co., 10.080%, Due 10/31/2025, 2018 2nd Lien Term Loan, (3-mo. LIBOR + 8.500%)	19,000	17,955
Hub International Ltd., 5.692%, Due 4/25/2025, 2019 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	100,000	99,643

Total Insurance		180,295

Total Financial		508,380

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Industrial - 4.70%

Aerospace/Defense - 0.22%
AI Convoy S.a.r.l., 5.340%, Due 1/17/2027, USD Term Loan B, (3-mo. LIBOR + 3.500%)	$21,000	$20,737

Building Materials - 0.87%
ACProducts, Inc., Due 8/18/2025, 2020 Term Loan BD	83,000	83,415

Electronics - 1.46%
NorthPole Newco S.a r.l, 8.945%, Due 3/18/2025, Term Loan, (3-mo. LIBOR + 7.000%)	161,435	139,641

Engineering & Construction - 0.23%
DG Investment Intermediate Holdings, Inc., 4.603%, Due 2/3/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.000%)	3,940	3,822
Rockwood Service Corp., 5.853%, Due 1/23/2027, 2020 Term Loan, (1-mo. LIBOR + 4.250%)	18,000	18,180

Total Engineering & Construction		22,002

Environmental Control - 0.15%
Innovative Water Care Global Corp., 6.945%, Due 2/27/2026, 1st Lien Term Loan, (3-mo. LIBOR + 5.000%)	17,865	14,113

Machinery - Construction & Mining - 0.32%
Vertiv Group Corp., Due 2/11/2027, Term Loan BD	31,000	30,690

Machinery - Diversified - 0.93%
NN, Inc.,
6.853%, Due 10/19/2022, 2016 Term Loan B, (1-mo. LIBOR + 5.2500%)	5,911	5,797
6.853%, Due 10/19/2022, New 2017 Incremental Term Loan, (1-mo. LIBOR + 5.2500%)	1,874	1,838
Sundyne US Purchaser, Inc., 5.603%, Due 5/15/2026, Term Loan, (1-mo. LIBOR + 4.000%)	81,166	81,335

Total Machinery – Diversified		88,970

Metal Fabricate/Hardware - 0.10%
Anvil International LLC, 6.610%, Due 5/28/2026, 2019 1st Lien Term Loan, (1-mo. LIBOR + 5.000%)	9,975	8,978

Packaging & Containers - 0.26%
Flex Acquisition Co., Inc.,
Due 6/29/2025, 2018 Incremental Term LoanD	15,000	14,325
5.159%, Due 6/29/2025, 2018 Incremental Term Loan, (3-mo. LIBOR + 3.250%)	11,000	10,505

Total Packaging & Containers		24,830

Transportation - 0.16%
Gruden Acquisition, Inc., 7.445%, Due 8/18/2022, 2017 Term Loan, (3-mo. LIBOR + 5.500%)	1,969	1,969
United Road Services, Inc., 7.353%, Due 9/1/2024, 2017 Term Loan B, (1-mo. LIBOR + 5.750%)	15,747	13,464

Total Trasportation		15,433

Total Industrial		448,809

Technology - 18.55%

Computers - 8.28%
24-7 Intouch, Inc., 6.353%, Due 8/25/2025, 2018 Term Loan, (1-mo. LIBOR + 4.750%)	7,900	7,544
Electronics for Imaging, Inc., 6.945%, Due 7/23/2026, Term Loan, (3-mo. LIBOR + 5.000%)	250,000	230,000
Genuine Financial Holdings LLC, 5.353%, Due 7/12/2025, 2018 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	2,963	2,881
McAfee LLC, 5.353%, Due 9/30/2024, 2018 USD Term Loan B, (1-mo. LIBOR + 3.750%)	247,491	244,630
NeuStar, Inc., 9.603%, Due 8/8/2025, 2nd Lien Term Loan, (1-mo. LIBOR + 8.000%)	250,000	193,750
Perforce Software, Inc., 5.353%, Due 7/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 3.750%)	20,948	20,581
Sophos Group PLC, Due 1/15/2027, USD Term LoanD	92,000	90,505

Total Computers		789,891

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Technology - 18.55% (continued)

Software - 10.27%
Almonde, Inc.,
5.277%, Due 6/13/2024, USD 1st Lien Term Loan, (6-mo. LIBOR + 3.500%)	$17,760	$16,901
Aptean, Inc., 6.195%, Due 4/23/2026, 2019 Term Loan, (3-mo. LIBOR + 4.250%)	9,925	9,892
Cvent, Inc., 5.353%, Due 11/29/2024, 1st Lien Term Loan, (1-mo. LIBOR + 3.750%)	5,970	5,922
DCert Buyer, Inc., 5.603%, Due 10/16/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	51,000	50,426
Dun & Bradstreet Corp., 5.613%, Due 2/6/2026, Term Loan, (1-mo. LIBOR + 4.000%)	57,000	57,119
Informatica LLC,
Due 2/25/2025, 2020 USD 2nd Lien Term LoanD	47,000	47,235
Due 2/25/2027, 2020 USD Term Loan BD	51,000	49,853
Ivanti Software, Inc.,
Due 1/20/2024, 2017 Term Loan BD	6,000	5,937
5.930%, Due 1/20/2024, 2017 Term Loan B, (1-mo. LIBOR + 4.250%)	34,915	34,549
Mitchell International, Inc., 4.853%, Due 11/29/2024, 2017 1st Lien Term Loan, (1-mo. LIBOR + 3.250%)	13,000	12,724
Monotype Imaging Holdings, Inc., 7.445%, Due 10/9/2026, Term Loan, (3-mo. LIBOR + 5.500%)	75,000	72,938
Navicure, Inc., 5.603%, Due 10/22/2026, 2019 Term Loan B, (1-mo. LIBOR + 4.000%)	250,000	246,875
Netsmart, Inc., 5.353%, Due 4/19/2023, Term Loan D1, (1-mo. LIBOR + 3.750%)	18,698	18,324
STG-Fairway Holdings LLC, 5.103%, Due 1/31/2027, Term Loan B, (1-mo. LIBOR + 3.500%)	11,000	10,938
TriTech Software Systems, 5.353%, Due 8/29/2025, 2018 Term Loan B, (1-mo. LIBOR + 3.750%)	21,850	20,894
VS Buyer LLC, Due 2/28/2027, Term Loan BD	100,000	98,750
Zelis Healthcare Corp., 6.353%, Due 9/30/2026, Term Loan B, (1-mo. LIBOR + 4.750%)	223,000	221,189

Total Software		980,466

Total Technology		1,770,357

Total Bank Loan Obligations (Cost $8,631,494)		7,890,522

CORPORATE OBLIGATIONS - 3.99%

Communications - 0.44%

Advertising - 0.29%
Outfront Media Capital LLC / Outfront Media Capital Corp., 4.625%, Due 3/15/2030F	3,000	3,008
Terrier Media Buyer, Inc., 8.875%, Due 12/15/2027F	25,000	24,813

		27,821

Media - 0.15%
Diamond Sports Group LLC / Diamond Sports Finance Co., 5.375%, Due 8/15/2026F	15,000	13,830

Total Communications		41,651

Consumer, Cyclical - 1.60%

Auto Parts & Equipment - 1.60%
Panther BF Aggregator 2 LP / Panther Finance Co., Inc., 8.500%, Due 5/15/2027F	150,000	152,445

Consumer, Non-Cyclical - 1.66%

Commercial Services - 0.42%
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.625%, Due 7/15/2026F	30,000	31,462
9.750%, Due 7/15/2027F	8,000	8,502

		39,964

Health Care - Services - 1.24%
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.750%, Due 12/1/2026F	111,000	118,626

Total Consumer, Non-Cyclical		158,590

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

	Principal Amount	Fair Value

Technology - 0.29%

Software - 0.29%
Granite Merger Sub 2, Inc., 11.000%, Due 7/15/2027F	$26,000	$28,210

Total Corporate Obligations (Cost $367,766)		380,896

FOREIGN CORPORATE OBLIGATIONS - 0.14% (Cost $15,000)

Communications - 0.14%

Telecommunications - 0.14%
Intelsat Jackson Holdings S.A., 9.750%, Due 7/15/2025F	15,000	13,228

	Shares

SHORT-TERM INVESTMENTS - 11.31% (Cost $1,079,718)

Investment Companies - 11.31%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.49%G H	1,079,718	1,079,718

TOTAL INVESTMENTS - 98.12% (Cost $10,093,978)		9,364,364
OTHER ASSETS, NET OF LIABILITIES - 1.88%		179,214

TOTAL NET ASSETS - 100.00%		$9,543,578

Percentages are stated as a percent of net assets.

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Value was determined using significant unobservable inputs.

C Fixed Rate.

D Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of February 29, 2020.

E Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $27,243 or 0.29% of net assets. Of this amount, $604, $6,243, $9,115, $2,136, $882 and $8,263 relate to BCPE Empire Holdings, Inc., EyeCare Partners LLC, McDermott Technology Americas, Inc., MED ParentCo LP, Premise Health Holding Corp., and United PF Holdings LLC, respectively.

F Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $394,124 or 4.13% of net assets. The Fund has no right to demand registration of these securities.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

DIP - Debtor-in-possession.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Pty Ltd. - Proprietary Limited.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 29, 2020, the investments were classified as described below:

Sound Point Enhanced Income Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations(1)	$-	$7,866,269	$24,253	$7,890,522
Corporate Obligations	-	380,896	-	380,896
Foreign Corporate Obligations	-	13,228	-	13,228
Short-Term Investments	1,079,718	-	-	1,079,718

Total Investments in Securities - Assets	$1,079,718	$8,260,393	$24,253	$9,364,364

(1)	Unfunded loan commitments represent $27,243 at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Schedule of Investments

February 29, 2020 (Unaudited)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended February 29, 2020, there were no transfers into or out of Level 3.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2019	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 2/29/2020	Unrealized Appreciation (Depreciation) at Period End**
Bank Loan Obligations	$31,382	$-	$1,780	$66	$(366)	$(5,049)	$-	$-	$24,253	$(8,744)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end.

For the period ended February 29, 2020, bank loan obligations valued at $24,253 have been classified as Level 3 due to the use of significant unobservable inputs.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Assets and Liabilities

February 29, 2020 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$8,284,646
Investments in affiliated securities, at fair value‡	1,079,718
Cash	28,147
Dividends and interest receivable	50,492
Receivable for investments sold	2,558,924
Receivable for expense reimbursement (Note 2)	34,626
Prepaid expenses	17,986

Total assets	12,054,539

Liabilities:
Payable for investments purchased	2,304,976
Dividends payable	61,016
Unfunded loan commitments	27,243
Management and sub-advisory fees payable (Note 2)	8,988
Service fees payable (Note 2)	479
Transfer agent fees payable (Note 2)	4,578
Custody and fund accounting fees payable	11,643
Professional fees payable	91,425
Other liabilities	613

Total liabilities	2,510,961

Net assets	$9,543,578

Analysis of net assets:
Paid-in-capital	$10,194,825
Total distributable earnings (deficits)A	(651,247)

Net assets	$9,543,578

Shares outstanding at no par value (unlimited shares authorized):
Y Class	1,000,398

T ClassB	10,493

Net assets:
Y Class	$9,444,592

T ClassB	$98,986

Net asset value, offering and redemption price per share:
Y Class	$9.44

T ClassB	$9.43

† Cost of investments in unaffiliated securities	$9,014,260
‡ Cost of investments in affiliated securities	$1,079,718

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.
B Class launched on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Operations

For the period ended February 29, 2020 (Unaudited)

Sound Point Enhanced Income Fund
Investment income:
Dividend income from affiliated securities (Note 7)	$12,486
Interest income	311,157

Total investment income	323,643

Expenses:
Management and sub-advisory fees (Note 2)	60,056
Transfer agent fees:
Y Class (Note 2)	21,520
T ClassA	58
Custody and fund accounting fees	35,957
Professional fees	167,132
Registration fees and expenses	6,861
Prospectus and shareholder report expenses	6,456
Trustee fees (Note 2)	217
Other expenses	710

Total expenses	298,967

Net fees waived and expenses (reimbursed) (Note 2)B	(229,447)

Net expenses	69,520

Net investment income	254,123

Realized and unrealized gain (loss) from investments:
Net realized gain from:
Investments in unaffiliated securitiesC	94,085
Change in net unrealized appreciation / (depreciation) of:
Investments in unaffiliated securitiesD	(484,696)

Net (loss) from investments	(390,611)

Net (decrease) in net assets resulting from operations	$(136,488)

A Class launched on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).
B The Manager voluntarily reimbursed service fees in the amount of $2,004.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Statement of Changes in Net Assets

	Six Months Ended February 29, 2020 (unaudited)	Year Ended August 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$254,123	$507,703
Net realized gain from investments in unaffiliated securities	94,085	376,725
Change in net unrealized (depreciation) of investments in unaffiliated securities	(484,696)	(258,134)

Net increase (decrease) in net assets resulting from operations	(136,488)	626,294

Distributions to shareholders:
Net investment income:
Total retained earnings:
Y Class	(657,758)	(583,247)
T ClassA	(608)	-

Net distributions to shareholders	(658,366)	(583,247)

Capital share transactions (Note 8):
Proceeds from sales of shares	124,764	5,608,524
Reinvestment of dividends and distributions	299,034	426,808
Cost of shares redeemed	(490,134)	(864,373)

Net increase (decrease) in net assets from capital share transactions	(66,336)	5,170,959

Net increase (decrease) in net assets	(861,190)	5,214,006

Net assets:
Beginning of period	10,404,768	5,190,762

End of period	$9,543,578	$10,404,768

A Class launched on December 27, 2019 and commenced operations on December 30, 2019 (Note 1).

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

1.  Organization and Significant Accounting Policies

The American Beacon Sound Point Enhanced Income Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on January 12, 2018 as a Delaware statutory trust. The Fund commenced operations on July 2, 2018. American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum initial investment for the Fund’s Y Class Shares is $100,000 per account, subject to certain exceptions. The minimum initial investment for the Fund’s T Class Shares is $2,500 per account, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share, which is the minimum amount permitted. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchase Offers Risk/Interval Fund Risk” in Footnote 5 – Principal Risks.

The Fund’s investment objective seeks to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in a variety of credit related instruments, including corporate obligations and securitized and structured issues of varying maturities. The mix of assets in which the Fund may invest will be flexible and responsive to market conditions; however, under normal circumstances, bank loans are expected to constitute at least 40% of the Fund’s managed assets. The Fund expects to utilize leverage, as discussed below. To the extent consistent with the applicable liquidity

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1⁄3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $25 million.

Recently Adopted Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the period ended February 29, 2020, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Class Disclosure

On December 27, 2019, the Fund created the T Class, a new class made available for sale pursuant to the Fund’s registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). The T Class commenced operations on December 30, 2019. Refer to the Fund’s Prospectus for more details.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Y Class	All Investors who can meet the minimum investment amount - sold directly or through intermediary channels.	$100,000

T Class	Sold to retail investors by broker-dealers that are members of Financial Industry Regulatory Authority (“FINRA”) and have agreements with the Distributor, but may be made available through other financial firms, including banks and trust companies, and to specified benefit plans and other retirement accounts.	$2,500

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund intends to declare income distributions daily and distribute them to Shareholders quarterly. The Fund’s final distribution for each taxable (fiscal) year will include any remaining investment company taxable income undistributed during the year, as well as all net capital gain realized during the year. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. If all or a portion of any Fund distribution exceeds the sum of the Fund’s investment company taxable income and realized net capital gain for a taxable year, the excess would be treated (i) first, as dividend income to the extent of the Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes (“E&P”), (ii) then as a tax-free “return of capital,” reducing a Shareholder’s adjusted tax basis in his or her Shares (which would result in a higher tax liability when the Shares are sold, even if they had not increased in value, or, in fact, had lost value), and (iii) then, after that basis is reduced to zero, as realized capital gain (assuming the Shares are held as capital assets), long- or short-term, depending on the Shareholder’s holding period for the Shares.

The Board reserves the right to change the quarterly distribution policy from time to time.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $1 billion	0.40%
Next $4 billion	0.375%
Next $5 billion	0.35%
Over $10 billion	0.325%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point Capital Management, LP, (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily managed net assets according to the following schedule:

First $1 billion	0.80%
Over $1 billion	0.75%

The Management and Sub-Advisory Fees paid by the Fund for the period ended February 29, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.40%	$20,019
Sub-Advisor Fees	0.80%	40,037

Total	1.20%	$60,056

Distribution Plans

The Trust has adopted a distribution plan for its T Class Shares (“Distribution Plan”). Although the Fund is not an open-end management investment company, it has undertaken to comply with the terms of Rule 12b-1 under the Investment Company Act, which regulates the manner in which an open-end management investment company may directly or indirectly bear the expenses of distributing its shares, as a condition of an exemptive order under the Investment Company Act which permits it to have, among other things, a multi-class structure and distribution fees. The Distribution Plan allows the T Class Shares to pay distribution and other fees for the sale and distribution of Fund Shares and for other services provided to Shareholders, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of T Class advertising material and sales literature. The Distribution Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the Sub-Advisor pursuant to the Investment Advisory Agreement, to be used for the sale and distribution of Fund Shares. The Distribution Plan provides that the T Class Shares of the Fund will pay up to 0.75% per annum of the average daily net assets attributable to the T Class to the Manager (or another entity approved by the Board). The Manager or other

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

approved entity will receive Rule 12b-1 fees from the T Class regardless of the amount of the actual expenses incurred by the Manager or other approved entity related to distribution and shareholder servicing efforts on behalf of the T Class. Thus, the Manager or other approved entity may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the T Class. The Manager anticipates that the Distribution Plan will benefit Shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer Shares of the Fund. Because Rule 12b-1 fees are paid out of the Fund’s T Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Service Plans

The Trust has adopted a Service Plan for its Y Class Shares (the “Service Plan”) that authorizes the payment to the Manager and/or to such other entities as approved by the Board of an aggregate fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Y Class Shares, payable monthly in arrears. The Manager or other approved entity may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in or relate to the servicing of Y Class Shares, including, but not limited to, the payment to third parties of shareholder service, transfer agency or sub-transfer agency fees or expenses. The primary expenses expected to be incurred are for shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Y Class of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Y Class. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Y Class on an annual basis. During the period ended February 29, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees*
Sound Point Enhanced Income	$1,189

* This balance is presented as a contra expense as of February 29, 2020.

As of February 29, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Sound Point Enhanced Income	$-

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

ended February 29, 2020, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Sound Point Enhanced Income	$745

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed 0.25% of average daily net assets for the Y Class and 1.00% of average daily net assets for the T Class (excluding management fees, shareholder service fees, taxes, interest including interest on borrowings, brokerage commissions, securities lending fees, expenses associated with securities sold short and the Fund’s use of leverage, litigation, and other extraordinary expenses). During the period ended February 29, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	9/1/2019 - 2/29/2020	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Sound Point Enhanced Income	Y	0.25%	$226,813	$–	2022 - 2023
Sound Point Enhanced Income	T*	1.00%	630	–	2022 - 2023

* Class commenced operations on December 30, 2019.

Of these amounts, $34,626 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at February 29, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2022 and 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Sound Point Enhanced Income	$-	$487,851	$-	2020 - 2021
Sound Point Enhanced Income	-	996,044	-	2021 - 2022

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of February 29, 2020, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 52% of the Fund’s outstanding shares.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Trustee Fees and Expenses

Effective January 1, 2020, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

4.  Securities and Other Investments

Bank Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager. If the Fund invests in money market funds, Shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund’s yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

High-Yield Securities

Exposure to high yield securities (commonly referred to as “high yield” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher-quality securities, but such investing generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak.

The lower rating of certain high-yielding fixed income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high-yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities and corporate issues. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Restricted securities outstanding during the period ended February 29, 2020 are disclosed in the Notes to the Schedule of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in it’s Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

The Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad of a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated. The Fund may make less than optimal or poor asset allocation decisions. The Sub-Advisor employs an active approach to allocation among multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Advisor may focus on an investment that performs poorly or underperforms other investments under various market conditions. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure. You could lose money on your investment in the Fund as a result of these allocation decisions.

Bank Loan Risk

A bank loan is a debt financing obligation issued by a bank or other financial institution to a borrower that generally holds legal claim to the borrower’s assets. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund’s investments in bank loans may create substantial risk. The Fund may acquire bank loans directly through the lending agent or as an assignment from another lender who holds a direct interest in the loan. To the extent the Fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The Fund’s ability to receive payments or principal and interest in connection with a bank loan will depend primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loans will be sufficient to satisfy the loan obligation. The market for bank loans may not be highly liquid, and the Fund may have difficulty selling them.

Bank loans are typically issued in the form of first lien and/or second lien loans, with first liens representing the senior security in the capital structure. Second lien debt will be structured as junior, secured debt, including second priority loans on an issuer’s assets. This debt typically provides for moderate loan amortization in the initial years, with the majority of the amortization deferred until maturity. First and second liens may also include senior and subordinated securities within each type of lien.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for bank loans to trade. Bank loans trade in an over-the-counter market (“OTC”), and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than traditional fixed-income security transactions to complete. Transactions in bank loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments. The secondary market for loans also may be subject to irregular trading activity and wider bid/ask spreads. The lack of an active trading market for certain bank loans may impair the ability of the Fund to sell its holdings at a time when it may otherwise be desirable to do so or may require the Fund to sell at prices that are less than what the Fund regards as their fair market value, which would cause a material decline in the Fund’s NAV per share and may make it difficult to value such loans. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may make bank loans more difficult to sell at an advantageous time or price than other types of securities or instruments. There may be less readily available information about bank loans.

An increase in demand for bank loans may benefit the Fund by providing increased liquidity and higher sales prices, but it may adversely affect the rate of interest payable on new loans issued in the market and the rights provided to investors on those loans. A decrease in the demand for loans may adversely affect the price of loans in the Fund’s portfolio, which could cause the Fund’s NAV to decline and reduce the liquidity of the Fund’s holdings.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Interests in secured bank loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a bank loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund, as a creditor, would likely bear its pro rata costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

Special risks associated with exposures to bank loans include: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as a holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender. Lender liability is based on the premise that an institutional lender or a bondholder has violated a duty of good faith, commercial reasonableness and fair dealing owed to the borrower or issuer, and thus could apply to the Fund’s investments in bank loans whether or not the borrower is an obligor of the Fund.

Bank loans typically have coupons that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates, such as the London Interbank Offered Rate (or “LIBOR”). Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. Decreases in interest rates will typically cause the coupons on the bank loans to decrease, thereby reducing the income available to investors in the Fund. The bank loans in which the Fund may invest typically include a “LIBOR floor rate” (generally 1.00%) under which the benchmark interest rate will not decline. The Fund may invest in bank loans with call features, which typically are callable at their original par value.

The Fund may invest in both investment-grade and high yield loans. It is anticipated that many of the loans purchased by the Fund may be non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the loans.

Closed-End Structure Risk

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Shares, and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as “mutual funds,” in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV per share. The Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5%, and up to 25%, of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. However, the number of Shares tendered in connection with the purchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Delayed Funding Loans and Revolving Credit Facilities Risk

An investment in delayed funding loans and revolving credit facilities may subject the Fund to credit, interest rate and liquidity risk, and the risk of being a lender. There may be circumstances under which the borrower’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrower’s credit continues to deteriorate, including at a time when the borrower’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to sell such instruments. As a result, the Fund may be unable to sell such instruments at an opportune time or may have to sell them for less than fair market value.

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

they can have a negative impact on performance and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current distribution payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Illiquid Securities Risk

To the extent consistent with the repurchase liquidity requirement for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limitation in illiquid investments, which may be difficult or impossible to sell at the time that the Fund would like or at the price that the Fund believes the security is currently worth. At any given time, the Fund’s portfolio may be substantially illiquid. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

The Fund may be subject to significant delays in disposing of illiquid securities, which may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Sub-Advisor believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Furthermore, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions, if necessary, to raise cash to meet its obligations. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer’s securities to fall. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk

The Fund’s use of leverage creates the opportunity for increased returns in the Fund, but it also creates special risks. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV per share to be volatile.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

The Fund’s investments are subject to liquidity risk. To the extent consistent with the applicable liquidity requirements for interval funds set forth in Rule 23c-3 under the Investment Company Act, the Fund may invest without limit in illiquid securities. When there is little or no active trading market for specific types of securities, such as structured notes, high-yield obligations and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. An inability to sell a portfolio position can adversely affect the Fund’s NAV or prevent the Fund from being able to take advantage of other investment opportunities. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. Judgment plays a greater role in pricing illiquid investments than investment with more active markets.

Bond markets have consistently grown over the years while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. The market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. Such issues may be exacerbated during periods of economic uncertainty. In such cases, the Fund, due to the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, loans, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer maturities face heightened levels of liquidity risk as compared to fixed income securities with shorter maturities. Many of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

A rise in protectionist trade policies, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risk of a trade dispute between the United States and China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Non-Diversification Risk

Since the Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When the Fund invests in a relatively small number of issuers it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers may also present substantial credit or other risks. Since the Fund is non-diversified, its NAV per share and total return may also fluctuate more or be subject to declines in weaker markets than a diversified fund. Investments in securities of a limited number of issuers exposes the Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Repurchase Offers Risk/Interval Fund Risk

The Fund is a closed-end investment company structured as an “interval fund” and is designed for long-term investors. Unlike many closed-end investment companies, the Fund’s Shares are not listed on any national securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. In order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly offers to repurchase its outstanding Shares at NAV per share, reduced by any applicable repurchase fee, subject to approval of the Board. In all cases, such repurchase offers will be for at least 5% and not more than 25% of its outstanding Shares at NAV per share, pursuant to Rule 23c-3 under the Investment Company Act. The Fund currently expects to conduct quarterly repurchase offers in the amount of 8% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

offers are generally beneficial to the Fund’s Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments (including by borrowing to obtain such investments), which may harm the Fund’s investment performance. Moreover, a reduction in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may increase the Fund’s portfolio turnover, and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV per share. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund may, if necessary, sell investments, and is also permitted to borrow up to the maximum extent permitted under the Investment Company Act to meet such repurchase obligations. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able to sell a significant amount of additional Shares so as to mitigate these effects. Repurchase of the Fund’s Shares will tend to reduce the amount of outstanding Shares and, depending upon the Fund’s performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per share for tendered Shares is determined. In addition, to the extent the Fund sells portfolio holdings in order to fund repurchase requests, the repurchase of Shares by the Fund will be a taxable event for the Shareholders of repurchased shares, and potentially even for Shareholders that do not participate in the repurchase offer.

Tax Risk

The Fund has elected to be a regulated investment company (“RIC”) and intends to qualify each taxable year to be treated as such. In order to qualify for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for its taxable year from certain types of “qualifying income,” and distribute to its Shareholders at least 90% of its “investment company taxable income,” as that term is defined in the Internal Revenue Code (“Code”) (which include, among other things, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategies will potentially be limited by its intention to annually qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or diversification tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) might affect the Fund’s ability to qualify for such treatment.

If, for any taxable year, the Fund were to fail to qualify for treatment as a RIC, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to federal income tax on its taxable income at the corporate rate (currently 21%) and, when such income is distributed, Shareholders would be subject to a further tax to the extent that the distribution is out of the Fund’s current or accumulated earnings and profits.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

Certain of the Fund’s investments will require it to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in obligations that will be treated as having “market discount” and/or original issue discount for federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make these distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; if the Fund realizes net capital gains from such liquidation transactions, its Shareholders would receive larger capital gain distributions than they would in the absence of such transactions, as calculated for federal income tax purposes (“E&P”).

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the Sub-Advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the Sub-Advisor may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of unrated securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Sub-Advisor’s credit analysis than if the Fund invested exclusively in rated securities. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may also be subject to greater liquidity risk and price volatility.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Volatility Risk

The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Fund’s NAV per share to experience volatility. This is because the value of an obligation asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax year ending August 31, 2019 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of February 29, 2020 the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sound Point Enhanced Income	$10,093,983	$32,884	$(762,503)	$(729,619)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2019, the Fund did not have any capital loss carryforwards.

American Beacon Sound Point Enhanced Income FundSM

Notes to Financial Statements

February 29, 2020 (Unaudited)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended February 29, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Sound Point Enhanced Income	$21,081,147	$(21,531,810)

A summary of the Fund’s transactions in the USG Select Fund for the period ended February 29, 2020 were as follows:

Fund	Type of Transaction	August 31, 2019 Shares/Fair Value	Purchases	Sales	February 29, 2020 Shares/Fair Value	Dividend Income
Sound Point Enhanced Income	Direct	$1,270,984	$20,167,184	$20,358,450	$1,079,718	$12,486

8.  Capital Share Transactions

The table below summarizes the activity in capital shares for each Class of the Fund:

	Y Class
	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	(unaudited)
Sound Point Enhanced Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,428	$24,764	550,327	$5,608,524
Reinvestment of dividends	30,933	299,034	42,226	426,808
Shares redeemed	(51,220)	(490,134)	(84,296)	(864,373)

Net increase (decrease) in shares outstanding	(17,859)	$(166,336)	508,257	$5,170,959

	T Class
	December 30, 2019A to February 29, 2020
	(unaudited)
Sound Point Enhanced Income Fund	Shares	Amount
Shares sold	10,493	$100,000

Net increase in shares outstanding	10,493	$100,000

A Commencement of operations.

9.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. Management’s evaluation is ongoing and the financial landscape continues to change.

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 29,		Year Ended August 31,	July 2, 2018A to August 31,
	2020		2019	2018

	(unaudited)
Net asset value, beginning of period	$10.22		$10.18	$10.00

Income (loss) from investment operations:
Net investment income	0.25		0.58	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.39)		0.12	0.19

Total income (loss) from investment operations	(0.14)		0.70	0.25

Less distributions:
Dividends from net investment income	(0.24)		(0.55)	(0.07)
Distributions from net realized gains	(0.40)		(0.11)	-

Total distributions	(0.64)		(0.66)	(0.07)

Net asset value, end of period	$9.44		$10.22	$10.18

Total returnB	(1.36	)%C	7.06%	2.50	%C

Ratios and supplemental data:
Net assets, end of period	$9,444,592		$10,404,768	$5,190,762
Ratios to average net assets:
Expenses, before reimbursements	5.97	%D	12.65%	59.25	%D
Expenses, net of reimbursementsE	1.39	%D	1.55%	1.60	%D
Net investment income (loss), before expense reimbursements	0.50	%D	(5.44)%	(53.99	)%D
Net investment income, net of reimbursements	5.08	%D	5.66%	3.66	%D
Portfolio turnover rate	243	%C	636%	164	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 0.25%.

See accompanying notes

American Beacon Sound Point Enhanced Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	T Class
	December 30, 2019A to February 29,
	2020

	(unaudited)
Net asset value, beginning of period	$9.53

Income (loss) from investment operations:
Net investment income	0.05
Net (losses) on investments (both realized and unrealized)	(0.09)

Total income (loss) from investment operations	(0.04)

Less distributions:
Dividends from net investment income	(0.06)
Distributions from net realized gains	–

Total distributions	(0.06)

Net asset value, end of period	$9.43

Total returnB	(0.44	)%C

Ratios and supplemental data:
Net assets, end of period	$98,986
Ratios to average net assets:
Expenses, before reimbursements	5.94	%D
Expenses, net of reimbursementsE	2.25	%D
Net investment (loss), before expense reimbursements	(0.39	)%D
Net investment income, net of reimbursements	3.30	%D
Portfolio turnover rate	243	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes other expenses consisting of management fees and service fees that are not included in the expense cap calculation. Expenses, net of reimbursement, excluding the other expenses is 1.00%.

See accompanying notes

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Interval Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of the fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Interval Funds and may be distributed to others only if preceded or accompanied by a current Prospectus.

American Beacon Interval Funds and American Beacon Sound Point Enhanced Income Fund are service marks of American Beacon Advisors, Inc.

SAR 2/20

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the "Code"). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust's Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust's Audit and Compliance Committee, are "audit committee financial experts" as defined in Form N- CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are "independent" as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b)There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b)The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Sound Point Enhanced Income Fund

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.

President

American Beacon Sound Point Enhanced Income Fund

Date: May 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.	By /s/ Melinda G. Heika

Gene L. Needles, Jr.	Melinda G. Heika
President	Treasurer
American Beacon Sound Point Enhanced Income Fund	American Beacon Sound Point Enhanced Income Fund
Date: May 4, 2020	Date: May 4, 2020